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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549
                        __________________

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 17, 1999


                       1st State Bancorp, Inc.
   --------------------------------------------------------
   (Exact Name of Registrant as Specified in Its Charter)


        Virginia                 0-25859         56-2130744
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(State or Other Jurisdiction   (Commission   (I .R.S. Employer
  of Incorporation)            File Number)  Identification No.)



445 S. Main Street, Burlington, North Carolina          27215
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(Address of Principal Executive Offices)              (Zip Code)



     Registrant's telephone number, including area code:
                         (336) 227-8861


                            Not Applicable
          ------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS
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     On June 17, 1999, the Board of Directors of the Registrant
announced that it has established a policy for the payment of quarterly cash dividends. The first dividend, payable August 10, 1999 to stockholders of record at the close of business on July 15, 1999, will be in the amount of $.08 per share.

     Further information regarding the quarterly cash dividend is set forth in a press release dated June 17, 1999, attached as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
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          AND EXHIBITS
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     Exhibit 99.1   Press Release dated June 17, 1999



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                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       1ST STATE BANCORP, INC.



Date:  June 28, 1999   By: /s/ James C. McGill
                           ---------------------------------
                           James C. McGill
                           President and Chief Executive Officer



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